                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               ______________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   December 23, 1999
                                                   -----------------------------



                     INTERTRUST TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


          Delaware                    000-27287              52-1672106
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission            (IRS Employer
    of Incorporation)                File Number)        Identification No.)



4750 Patrick Henry Blvd., Santa Clara, California               95054
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code    (408) 855-0100
                                                      --------------------------


                                    None.
--------------------------------------------------------------------------------
        (Former Name or Former Address, If Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

         In a press release dated December 23, 1999, InterTrust Technologies Corporation ("InterTrust") (Nasdaq:ITRU) announced that Peter van Cuylenburg, InterTrust's President and Chief Operating Officer, and a member of InterTrust's Board of Directors, stepped down from his current role. Mr. van Cuylenburg will continue working on a part-time basis with InterTrust as an employee with the title Advisor to the Office of the Chairman. Mr. van Cuylenburg made the decision to take on a reduced role at the Company due to an unexpected health related change in his family circumstances. In his new role, he will oversee various important projects and initiatives relating to operations and strategic management. He will report directly to InterTrust's Chairman and CEO, Victor Shear. Edmund Fish, Senior Operating Officer, will continue in his role overseeing InterTrust's day-to-day operations.

         The information which is set forth in the Registrant's Press Release dated December 23, 1999 is incorporated by reference.

ITEM 7.  EXHIBITS

(c)  EXHIBITS:

        Exhibit
        Number
        -------

        99.1       Text of Press Release dated December 23, 1999.

                                      2
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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        InterTrust Technologies Corporation
                                        -----------------------------------
                                        (Registrant)

Date:  December 28, 1999                By: /s/ Edmund J. Fish
                                            ------------------------------------
                                            Edmund J. Fish, Senior Operating
                                            Officer and Executive Vice
                                            President, Corporate Development

                                      3
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                     INTERTRUST TECHNOLOGIES CORPORATION

                                EXHIBIT INDEX

Exhibit
Number
-------

99.1       Text of Press Release dated December  23, 1999.